EATON VANCE SENIOR FLOATING-RATE TRUST
Supplement to Prospectus dated February 25, 2015 and Prospectus Supplement dated February 25, 2015

The following replaces any references, contained either in the Prospectus or the Prospectus Supplement, with respect to the Trust’s: (i) last reported sale price; (ii) net asset value (“NAV”) per Common Share; (iii) percentage discount to NAV per Common Share; (iv) number of Common Shares outstanding; and (v) net assets.

On December 15, 2015 the last reported sale price, NAV per Common Share and percentage discount to NAV per Common Share, were $12.04, $13.72 and 12.24%, respectively.  As of December 15, 2015, we had 36,841,535 Common Shares outstanding and net assets of approximately $505,371,085.18.

The following replaces the last sentence in the first paragraph under “Use of Proceeds” in the Prospectus Supplement:

Assuming the sale of all of the Common Shares offered under this Prospectus Supplement and the accompanying Prospectus, at the last reported sale price of $12.04 per share for our Common Shares on the NYSE as of December 15, 2015, we estimate that the net proceeds of this offering will be approximately $20,147,401.89 after deducting the estimated sales load and the estimated offering expenses payable by the Trust.

December 16, 2015